Exhibit 10.1

[Affiliate/Employee]

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (the “Agreement”), effective as of              ,             , (the “Effective Date”), is between SCBT FINANCIAL CORPORATION, a South Carolina corporation (the “Corporation”), and                               an individual residing in Greenville, South Carolina (“Participant”).  Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the SCBT Financial Corporation Omnibus Stock and Performance Plan (2012), a copy of which is attached as Exhibit A (the “Plan”).

Section 1.                  Purpose.  The purpose of this Agreement is to award to Participant restricted shares of Common Stock (the “Award”), par value $2.50 per share, of the Corporation (“Common Stock”) pursuant to the Plan.  This Award is made to recognize and reward Participant for his or her service to the Corporation or one of its subsidiaries.

Section 2.                  Award of Restricted Stock.  The Corporation hereby awards and issues to Participant                    shares of Common Stock (the “Shares”) pursuant to the Plan.  The Shares shall be duly paid and nonassessable and shall be subject to the restrictions and limitations set forth herein.

Section 3.                  Restrictions.  Prior to the vesting of the Shares, as set forth in Section 4 hereof:

(a)         the Shares shall not be transferable and shall not be sold, exchanged, transferred, assigned, pledged, hypothecated, attached, encumbered or otherwise disposed of; and

(b)         the Shares will (ordinarily) be issued in book entry form through Direct Registration (DRS) and held by the Corporation’s stock registrar and transfer agent in a restricted stock share class; or

(c)          if issued in physical certificate form, the stock certificate(s) evidencing the Shares shall contain the following legend:

“Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the SCBT Financial Corporation Omnibus Stock and Performance Plan and a Restricted Stock Agreement, dated as of               ,           , between SCBT Financial Corporation and                             . A copy of such Agreement is on file at the offices of SCBT Financial Corporation.”

Except as expressly stated herein, Participant shall have all rights as a shareholder with respect to the Shares, commencing as of the date of issuance thereof and continuing for so long as Participant remains the record owner of the Shares, including the right to vote the Shares as the record owner thereof and to receive dividends in cash or other property and other distributions or rights in respect of the Shares.

Section 4.                  Vesting.  The restrictions described in Section 3 shall lapse and the Shares granted pursuant to the Award shall vest on the following dates:

(a)         all of the Shares granted pursuant to the Award shall vest on [the                      anniversary of the Effective Date], and

(b)         at any time immediately prior to consummation of a Change of Control or in the event of Participant’s death, the restrictions on all unvested Shares granted pursuant to the Award shall lapse and the Award shall vest.

Upon the vesting of any Shares, the Corporation’s stock transfer agent will transfer the book entry Shares from the restricted stock class to book entry Shares in the Corporation’s common stock class.  Alternatively, upon Participant’s instructions to the stock transfer agent, Participant shall be entitled to receive stock certificate(s) evidencing such vested Shares and such certificate(s) shall not contain the legend set forth in Section 3(c).  However, any replacement stock certificate(s) issued to an individual who is a director or an executive officer of the Corporation shall bear the following legend:

“The registered holder of the shares represented by this certificate may be deemed to be an affiliate of the Corporation under the Securities Act of 1933. Such securities may not be sold, offered for sale, pledged, hypothecated or transferred in the absence of an effective registration statement covering such transaction under such laws or unless the availability of an exemption from registration with respect to any such proposed sale, offer, pledge, hypothecation or transfer of such shares is established to the satisfaction of the Corporation (including, if requested by the Corporation, an opinion of counsel satisfactory to the Corporation that such registration is not required).”

Section 5.                  Forfeiture.  If, prior to a Change of Control occurring after the Effective Date or prior to the death of Participant, the employment or service of Participant with the Corporation and its subsidiaries terminates for any reason (other than due to the death of Participant), all of the Shares that are not vested under Section 4 as of the date of termination shall be forfeited to the Corporation (such event being referred to herein as a “Forfeiture Event”).  Upon the occurrence of a Forfeiture Event, Participant shall return for cancellation all stock certificates representing unvested Shares, and irrespective of whether such stock certificates are so returned and cancelled, all unvested Shares shall automatically, without further action, be cancelled and shall no longer be issued and outstanding.

Section 6.                  Taxes.

(a)         If Participant properly elects pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the Effective Date, to include in gross income for federal income tax purposes an amount equal to the fair market value (as of the date of issuance) of the Shares granted pursuant to this Agreement, Participant shall pay to the Corporation, in the year of this Agreement, all federal, state and local taxes required to be withheld with respect to the grant of the Shares.  Consistent with the terms of Section 14.2 of the Plan, if Participant fails to make such tax payments as required, the Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Participant all federal, state and local taxes of any kind required by law to be withheld with respect to the Shares.

(b)         If Participant does not make the election described in subparagraph (a) of this section, he or she shall, on the date as to which the restrictions described in Section 3 shall lapse as to any Shares, pay to the Corporation all federal, state and local taxes of any kind required by law to be withheld with respect to such vested Shares.  Consistent with the terms of Section 14.2 of the Plan, if Participant fails to make such payments as required, the Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Participant all federal, state and local taxes of any kind required by law to be withheld with respect to such vested Shares.

Section 7.                  Miscellaneous.

(a)         This Agreement shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of South Carolina, without giving effect to the principles of conflicts of laws thereof.

(b)         This Agreement and the Plan shall or will contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto.   This Agreement may not be modified, amended, supplemented or waived except by a writing signed by the parties hereto, and such writing must refer specifically to this Agreement.

(c)          If any event described in Article XI of the Plan occurs after the Effective Date, the adjustment provisions as provided for under Article XI of the Plan shall apply to this Award.

(d)         By signing this Agreement, Participant acknowledges that he or she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.  This Agreement is made pursuant to and is subject to the terms and conditions of the Plan, which is incorporated herein by reference.

(e)          This Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the heirs, successors and assigns of the parties hereto; provided, however, that this provision shall not permit any assignment in contravention of the terms contained elsewhere herein.

(f)           Nothing in this Agreement shall confer on Participant any right to continue in the employ of the Corporation or any of its subsidiaries.

(g)          This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument

IN WITNESS WHEREOF, this Agreement has been duly executed and has an effective date of the       th  day of            ,              .

SCBT FINANCIAL CORPORATION,
a South Carolina corporation

By:
Name:
Title:

PARTICIPANT

Signature

Print Name:

Date Signed:

Exhibit A

SCBT Financial Corporation Omnibus
Stock and Performance Plan